SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 30, 2004

                     Community Bank Shares of Indiana, Inc.

               (Exact Name of Registrant as Specified in Charter)

        Indiana                      0-25766                   35-1938254
(State or Other Jurisdiction       (Commission               (IRS Employer
    of Incorporation)              File Number)            Identification No.)

                101 West Spring Street, New Albany, Indiana 47150
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code (812) 944-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (c) (1) On September 30, 2004, Community Bank Shares of Indiana, Inc. announced the appointment of Linda Critchfield as Vice President of Operations and Information Technology.

      (c) (2) Mrs. Critchfield brings over 30 years of banking and IT experience to Community Bank. She is also Microsoft certified and has passed the NACHA accredited ACH professional exam.

Exhibit No.    Exhibit

99.1 Press release issued by Community Bank Shares of Indiana, Inc. on September 30, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COMMUNITY BANK SHARES OF INDIANA, INC.

Date: September 30, 2004                   By: /s/ James D. Rickard
                                               -------------------------------
                                               Name: James D. Rickard
                                               Title: President and CEO

Date: September 30, 2004                   By: /s/ Paul A. Chrisco
                                               -------------------------------
                                               Name: Paul A. Chrisco
                                               Title: Chief Financial Officer